UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 26, 2011

Lions Gate Entertainment Corp.

(Exact name of registrant as specified in charter)

British Columbia, Canada

(State or Other Jurisdiction of Incorporation)

(Commission File Number) 1-14880	(IRS Employer Identification No.) N/A

(Address of principal executive offices)
1055 West Hastings Street, Suite 2200
Vancouver, British Columbia V6E 2E9
and
2700 Colorado Avenue, Suite 200
Santa Monica, California 90404

(Registrant’s telephone number, including area code)  (877) 848-3866

NO CHANGE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                          RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The information in Item 7.01 is incorporated herein by reference.

Item 7.01.                                          REGULATION FD DISCLOSURE.

On September 26, 2011, Lions Gate Entertainment Corp. (the “Company”) filed a preliminary prospectus supplement pursuant to Rule 424(b)(3) to the Company’s Registration Statement on Form S-3 (Registration No. 333-176656) (the “Prospectus Supplement”) in connection with the proposed offering of up to 19,201,000 common shares by the selling securityholders named therein (the “Offering”).  The selling securityholders have granted the underwriters in the Offering an option that expires on October 18, 2011 to purchase up to an additional 2,879,985 common shares to cover over-allotments, if any.  The Prospectus Supplement included disclosure on (i) the Company’s preliminary estimates for EBITDA for the current fiscal quarter ending September 30, 2011 and (ii) certain additional risk factors applicable to the Company (the “Risk Factors”).  Separately, the Company filed, as a free writing prospectus pursuant to Rule 433 to the Company’s Registration Statement on Form S-3 (Registration No. 333-176656) (the “FWP”), the investor presentation relating to the Offering (the “Presentation”).

The Company is furnishing hereto the disclosure on the Company’s preliminary estimates for EBITDA for the current fiscal quarter ending September 30, 2011, the Risk Factors and the Presentation as Exhibits 99.1, 99.2 and 99.3, respectively.

The Company is furnishing this information under Item 7.01 of this report to comply with Regulation FD. Such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933 or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01.                                          FINANCIAL STATEMENTS AND EXHIBITS.

(d)                     Exhibits.

The following exhibits are included with this Form 8-K and are being furnished solely for purposes of Items 2.02 and 7.01 of this Form 8-K:

Exhibit Number	Description of Exhibit

99.1

Disclosure on the Company’s preliminary estimates for EBITDA for the fiscal quarter ending September 30, 2011 (incorporated by reference to “Prospectus Supplement Summary – Recent Developments” on pages S-1 to S-3 of the Prospectus Supplement).

99.2	Disclosure on additional Risk Factors (incorporated by reference to “Risk Factors” on pages S-6 and S-7 of the Prospectus Supplement).
99.3	Investor presentation (incorporated by reference to the FWP).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 26, 2011

LIONS GATE ENTERTAINMENT CORP.
(Registrant)

	By:	/s/ Wayne Levin
		Name:	Wayne Levin
		Title:	EVP, Corporate Operations and General Counsel

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1

Disclosure on the Company’s preliminary estimates for EBITDA for the fiscal quarter ending September 30, 2011 (incorporated by reference to “Prospectus Supplement Summary – Recent Developments” on pages S-1 to S-3 of the Prospectus Supplement).

99.2	Disclosure on additional Risk Factors (incorporated by reference to “Risk Factors” on pages S-6 and S-7 of the Prospectus Supplement).
99.3	Investor presentation (incorporated by reference to the FWP).